Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

The undersigned, the Chief Financial Officer of TeleTech Holdings, Inc. (the “Company”), hereby certifies that, to her knowledge on the date hereof:

(a)         the Form 10—Q of the Company for the quarter ended September 30, 2014 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(b)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Regina M. Paolillo
Regina M. Paolillo
Chief Financial Officer

Date: November 5, 2014